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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)
                         January 30, 1998


                         PROFFITT'S, INC.
      (Exact name of registrant as specified in its charter)


                Tennessee           1-13113             62-0331040
(State of incorporation)            (Commission      (I.R.S. Employer
                                  File Number)     Identification No.)

           750 Lakeshore Parkway
            Birmingham, Alabama                          35211
           (Address of principal                       (Zip Code)
           executive offices)


        Registrant's telephone number, including area code
                          (423) 983-7000


Item 2.   Acquisition or Disposition of Assets

     On January 30, 1998, the registrant, Proffitt's, Inc., a Tennessee corporation ("Proffitt's), completed a merger with Carson Pirie Scott & Co., an Illinois corporation ("CPS") in which a wholly owned subsidiary of Proffitt's was merged with and into CPS, with CPS surviving the merger as a wholly owned subsidiary of Proffitt's. In connection with the merger, each outstanding common share $0.01 par value of CPS was converted into 1.75 shares of the common stock, $0.10 par value, of Proffitt's.

     CPS is a regional department store company which operates 52 department stores and 4 freestanding furniture stores in Illinois, Indiana, Minnesota and Wisconsin.

Item 7.   Financial Statements and Exhibits

     7(a) and 7(b). Other than as set forth below, the financial statements and pro forma financial information required by Items 7(a) and 7(b) have been previously reported (as defined in Rule 12b-2 under the Securities Exchange Act of 1934). The following pro forma information is included herewith:

     Pro Forma Condensed Combined Income Statements (Unaudited)
          For the Nine Months ended November 2, 1996

     Pro Forma Condensed Combined Income Statements (Unaudited)
          For the Nine Months ended November 1, 1997

     Pro Forma Combined Balance Sheet (Unaudited) as of
          November 1, 1997


     7(c).  The following exhibits are furnished as required by
Item 7(c):

         Exhibit
         Number     Description
            2 Agreement and Plan of Merger dated October 29, 1997, among Proffitt's, Inc., LaSalle Merger Corporation and Carson Pirie Scott & Co., (Incorporated by reference to Exhibit 2 to the Registrant's Current Report on Form 8-K filed October 30, 1997).

           4.1 Articles of Amendment to the Amended and Restated
               Charter of Proffitt's, Inc.  effective January 30,
               1998.

           4.2 Amended and Restated Charter of Proffitt's, Inc.
               (as amended effective January 30, 1998).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PROFFITT'S, INC.

                                   Date: February 10, 1998



                                   By:  /s/    Brian J. Martin
                                        -------------------------
                                        Brian J. Martin,
                                        Executive Vice President
                                        of Law

Pro Forma Condensed Combined Income Statement (Unaudited)
For the Nine Months Ended November 2, 1996

(In Thousands, Except for per Share Data)

                                                                                Pro Forma
                                             Pro Forma                            Acquisi-
                                              Merger      Proffitt's/             tion
                                              Adjust-        CPS         (7)      Adjust-    Pro Forma
                       Proffitt's   CPS       ments       Pro Forma    Parisian   ments        Total
                        --------  --------- ---------     ---------  ---------   ---------    ---------
Net sales               $1,161,794  $727,993               $1,889,787   $431,176             $2,320,963

Costs and expenses:
  Cost of sales, incl-
    uding buying and
    distribution costs     748,707   463,771   $24,612 (2)  1,237,090   279,699    $1,649 (2) 1,518,438
  Selling, general, and
    administrative         282,239   186,926    33,774 (1)    478,102   112,390    (1,649)(2)   588,843
                                               (24,837)(2)

  Other operating exp-
    enses:                  95,059    49,021                  144,080    38,109    (1,284)(8)   182,455
                                                                                    1,550 (9)
  Store pre-opening costs      636                                636                               636
  Merger, restructuring
    and integration costs    4,940                              4,940                             4,940
  (Gain) loss on long-
    lived assets            (2,597)              2,500 (6)        (97)                              (97)
  ESOP Expenses              1,724                              1,724                             1,724
                           --------   -------  --------       --------  --------   -------      --------

    Operating Income        31,086    28,275   (36,049)        23,312       978      (266)       24,024

Other income (expense):
  Finance charge income,
    net of allocation to
    purchasers of accounts
    receivable              22,728       -      33,774 (1)     56,502     5,578                  62,080
 Interest expense          (16,648)  (11,207)                 (27,855)  (11,932)  (6,014)(10)   (45,801)
 Other income (expense),
    net                        516     1,540   (14,892)(5)    (12,836)    1,837                 (10,999)
                           --------   -------  --------       --------  --------   -------      --------
  Income before provision
    for income taxes        37,682    18,608   (17,167)        39,123    (3,539)   (6,280)       29,304

Provision for income taxes  15,700     7,331      (910)(4)     22,121      (799)   (1,389)(4)    19,933
                           --------   -------  --------       --------  --------   -------      --------
Net income                  21,982    11,277   (16,257)        17,002    (2,740)   (4,891)        9,371

Preferred stock dividends     (796)      -                       (796)                             (796)
Payment for early conversion
  of preferred stock        (3,032)      -                     (3,032)                           (3,032)
                           --------   -------  --------       --------  --------   -------      --------
Net income available to
  common shareholders      $18,154   $11,277  $(16,257)       $13,174   $(2,740)  $(4,891)       $5,543
                           =======   =======   ========       =======    =======    ======       ======
Primary earnings per
  common share               $0.37                              $0.17                             $0.07

Fully diluted earnings
  per common share           $0.43                              $0.21                             $0.11

Weighted average common shares:
  Primary                   49,202              29,260 (3)     78,462               5,580(11)    84,042
  Fully diluted             50,856              29,295 (3)     80,151               5,580(11)    85,731


(1) Reclass made to conform CPS to Proffitt's presentation of finance charge income.

(2) To conform CPS's and Parisian's direct cost method of accounting for inventory to the full cost method used by Proffitt's and to conform CPS's and Parisian's presentation of certain expenses with that of Proffitt's.

(3) To reflect the weighted average common shares of Proffitt's that would have been held by CPS's shareholders, based on the conversion number of 1.75 shares of Proffitt's Common Stock for each share of CPS Common Stock.

(4) To reflect the income tax impact of the proforma adjustments using an effective rate of 40%.

(5) To eliminate the gain realized by CPS on the sale of Proffitt's common stock in March 1996.

(6) To eliminate the gain realized by Proffitt's on the sale of certain Proffitt's stores to CPS in March 1996.

(7) The historical income statements of Proffitt's do not reflect the operating results of Parisian prior to
Proffitt's acquisition of Parisian on October 11, 1996.  Therefore, Parisian's historical income statements for the period from February 4, 1996 through October 10, 1996 have been included in the Pro Forma Condensed Combined
Income Statements for this period.  The pro forma adjustments for the Parisian acquisition reflect the impact of push down accounting on the historical results of Parisian.

(8) To conform Parisian's accounting method for store preopening costs of deferral and amortization over twelve months to Proffitt's accounting method of expensing such costs as incurred.

(9) To reflect the increase in depreciation and amortization resulting from the purchase price allocation for the
Parisian acquistion.

(10) To reflect interest expense on Parisian acquisition debt of approximately $118.9 million at 7.4% for the period ended October 10, 1996, assuming that the debt was outstanding throughout the period.

(11) To reflect the Proffitt's Common Stock and Equivalents issued to Parisian shareholders.

Pro Forma Condensed Combined Income Statement (Unaudited)
For the Nine Months Ended November 1, 1997

(In Thousands, Except for per Share Data)


                                                                         Pro Forma
                                                                         Merger        Pro Forma
                                             Proffitt's       CPS      Adjustments        Total
                                              ---------   -----------  -----------     -----------
Net sales                                      $1,610,891       $783,639                  $2,394,530

Costs and expenses:
  Cost of sales, including buying
    and distribution costs                      1,022,741        502,490    $26,361 (2)    1,551,592
  Selling, general, and administrative            388,927        194,918     37,571 (1)      594,755
                                                                            (26,661)(2)
  Other operating expenses:                       129,754         56,294                     186,048
  Store pre-opening costs                           3,363            -                         3,363
  Merger, restructuring and
    integration costs                               4,272            -                         4,272
  Loss on long-lived assets                           191            -                           191
  Other expenses                                      -              277                         277
  ESOP Expenses                                     9,470            -                         9,470
                                                  --------       --------   --------          -------
    Operating Income                               52,173         29,660    (37,271)          44,562

Other income (expense):
  Finance charge income, net
    of allocation to purchasers
    of accounts receivable                         32,601                    37,571 (1)       70,172
  Interest expense                                (32,484)       (12,247)                    (44,731)
  Other income (expense), net                         682         (1,415)                       (733)
                                                  --------       --------   --------          -------
  Income before provision for
    income taxes and extra-
    ordinary loss                                  52,972         15,998        300           69,270

Provision for income taxes                          25,818         6,335        120 (4)       32,273
                                                  --------       --------   --------          -------
Income before extraordinary loss                   27,154          9,663        180           36,997
Extraordinary loss on extinguishment
  of debt, net of tax                               1,483                                      1,483
                                                  --------       --------   --------          -------
Net income                                         25,671          9,663        180           35,514
                                                  ========       ========   ========         ========


Primary earnings per common share                   $0.44                                    $0.41(5)

Fully diluted earnings per common share             $0.44                                    $0.41(6)

Weighted average common shares:
  Primary                                          58,360                    28,819 (3)       87,179
  Fully diluted                                    62,067                    28,935 (3)       91,002


(1) Reclass made to conform CPS to Proffitt's presentation of finance charge income.

(2) To conform CPS's direct cost method of accounting for inventory to the full cost method used by Proffitt's and to conform CPS's presentation of certain expenses with that of Proffitt's.

(3) To reflect the weighted average common shares of Proffitt's that would have been held by CPS's shareholders, based on the conversion number of 1.75 shares of Proffitt's Common Stock for each share of CPS Common Stock.

(4) To reflect the income tax impact of the proforma adjustments using an effective rate of 40%.

(5) Income per share before extraordinary item was $.42 and the loss attributable to the extraordinary item was $.02.

(6) Income per share before extraordinary item was $.43 and the loss attributable to the extraordinary item was $.02.

Pro Forma Combined Balance Sheet
November 1, 1997

(In Thousands)
                                                  (Unaudited)(Unaudited)  (Unaudited)(Unaudited)

                                                                           Pro Forma
                                                                           Merger    Pro Forma
ASSETS                                            Proffitt's      CPS    Adjustments    Total
                                                  ----------  ----------  ---------- ----------
Current assets
  Cash and cash equivalents                              $8,617     $20,920                $29,537
  Net accounts receivable, less receivables
    sold to third parties                                58,441     250,835                309,276
  Merchandise inventories                               679,521     264,813   $5,500  (1)  949,834
  Other current assets                                   25,631      12,271                 37,902
  Refundable income taxes - Deferred
    income taxes                                         14,799       6,920   (2,200) (1)   19,519
                                                        -------     -------  --------      -------
Total current assets                                    787,009     555,759    3,300     1,346,068

Property and equipment, net                             544,143     199,315   (2,500) (2)  740,958
Goodwill and trade names, net                           272,414                            272,414
Deferred income taxes                                      -         37,201  (37,201) (3)     -
Other assets                                             28,287       9,293                 37,580
                                                        -------     -------  --------      -------
TOTAL ASSETS                                         $1,631,853    $801,568 $(36,401)    $2,397,020

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
  Trade accounts payable                               $260,967    $102,819               $363,786
  Accrued expenses and other current
    liabilities                                         117,609      95,287                212,896
 Current portion of long-term debt                       7,336       29,106                 36,442
                                                        -------     -------  --------     -------
Total current liabilities                               385,912     227,212       -        613,124

Senior debt                                             326,960     166,196                493,156
Deferred income taxes                                    66,394             $(37,201) (3)   31,193
                                                                              (1,000) (2)
                                                                               3,000  (4)
Other long-term liabilities                              51,745      50,007                101,752
Subordinated debt                                       111,334                            111,334
                                                        -------     -------  --------      -------
Total liabilities                                       942,345     443,415  (35,201)    1,350,559

Shareholders' equity                                    689,508     358,153   14,892  (5)1,046,461
                                                                               3,300  (1)
                                                                              (1,500) (2)
                                                                              (3,000) (4)
                                                                             (14,892) (5)
                                                        -------     -------  --------      -------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $1,631,853    $801,568 $(36,401)    $2,397,020
                                                      =========    ========  ========    =========

(1) To conform CPS's inventory valuation to the Proffitt's method of valuing inventory which includes certain purchasing and distribution costs, and to adjust current deferred income taxes and shareholders' equity accordingly.

(2) To reduce property and equipment to historical cost by eliminating the gain recognized on the sale of certain stores to CPS by Proffitt's in fiscal 1996. Deferred income taxes and shareholders equity are also adjusted for the impact of eliminating the gain.

(3) To reclassify deferred income taxes.

(4) To adjust deferred income taxes as a result of the change from separate effective tax rates to one combined effective tax rate.

(5) To reflect the elimination of the gain on sale of Proffitt's stock recorded by CPS in the first quarter of fiscal 1996.